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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 1998

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-19437                                  11-2962080
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    (Commission File Number)           (IRS Employer Identification No.)


     2401 Fourth Avenue, Seattle, Washington                98121
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    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (206) 443-6400

                                 Not Applicable
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          (Former name or former address, if changed since last report)





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            This  Current  Report  on Form 8-K is filed  by  Cellular  Technical
Services Company, Inc., a Delaware corporation (the "Company") in connection with the matters described herein.

Item 5.     Other Events

            On March 3, 1998, the Company issued a press release (the "Press Release") reporting that the Company and U.S. Wireless Corporation announced the signing of a Letter of Intent (dated February 25, 1998) calling for the combining of the two companies.

            A copy of the Press Release is attached to this report as Exhibit 99.01

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial statements of business acquired:

                        Not applicable.

                  (b)   Pro forma financial information:

                        Not applicable.

                  (c)   Exhibits:

                        99.01:     Press Release dated March 3, 1998.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CELLULAR TECHNICAL SERVICES
                                               COMPANY, INC.


Date: March __, 1998                         By: /s/ Michael E. McConnell
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                                                 Michael E. McConnell
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX




Exhibit
Number                Description
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99.01                 Press Release dated March 3, 1998.


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